                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Ospraie Management, LLC

Address:                                437 Madison Avenue, 28th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      12/15/2020

Name:                                   Ospraie Holding I, LP

Address:                                437 Madison Avenue, 28th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      12/15/2020

Name:                                   Ospraie Management, Inc.

Address:                                437 Madison Avenue, 28th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      12/15/2020

Name:                                   Dwight Anderson

Address:                                437 Madison Avenue, 28th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      12/15/2020